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                                                                    EXHIBIT 99.2

                  DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN
                            INTERNATIONAL GROUP, INC.

Marshall A. Cohen           Director            Counsel, Cassels, Brock &            Cassels, Brock & Blackwell,
                                                Blackwell                            40 King Street West, 20th Floor,
                                                                                     Toronto, Ontario M5H 3C2

Martin S. Feldstein         Director            Professor of Economics, Harvard      National Bureau of Economic Research, Inc.,
                                                University; President and CEO,       1050 Massachusetts Avenue,
                                                National Bureau of Economic          Cambridge, Massachusetts 02138
                                                Research

Ellen V. Futter             Director            President, American Museum of        American Museum of Natural History,
                                                Natural History                      Central Park West at 79th Street,
                                                                                     New York, New York 10024

Stephen L. Hammerman        Director            Retired; Former Deputy               c/o 70 Pine Street,
                                                Commissioner for Legal Matters       New York, New York 10270
                                                for the New York Police
                                                Department and Vice Chairman,
                                                Merrill Lynch & Co., Inc.

Richard C. Holbrooke        Director            Vice Chairman, Perseus LLC           Perseus LLC,
                                                                                     1235 Avenue of the Americas,
                                                                                     New York, New York, 10019

Fred H. Langhammer          Director            Chairman, Global Affairs and         767 Fifth Avenue,
                                                Former Chief Executive Officer,      New York, New York 10153
                                                The Estee Lauder Companies Inc.

George L. Miles, Jr.        Director            President and Chief Executive        4802 Fifth Avenue,
                                                Officer, WQED Multimedia             Pittsburgh, Pennsylvania 15213

Morris W. Offit             Director            Chairman, Offit Capital Advisors     65 East 55th Street,
                                                LLC                                  New York, New York 10022

James F. Orr III            Director            Chairman of the Board of Trustees,   420 Fifth Avenue,
                                                The Rockefeller Foundation           New York, New York 10018

Virginia M. Rometty         Director            Senior Vice President - Global       Route 100, Mail Drop 2275,
                                                Business Services, International     Building 2, Somers, New York 10589
                                                Business Machines Corporation

Martin J. Sullivan          Director and        President and Chief Executive        70 Pine Street,
                            Executive Officer   Officer                              New York, New York 10270

Michael H. Sutton           Director            Consultant; Former Chief             c/o 70 Pine Street,
                                                Accountant of the United States      New York, New York 10270
                                                Securities and Exchange Commission

Edmund S.W. Tse             Director and        Senior Vice Chairman - Life          American International Assurance Co., Ltd.,
                            Executive Officer   Insurance                            1 Connaught Central Road
                                                                                     Hong Kong

Robert B. Willumstad        Director            Founder and Partner of Brysam
                                                Global Partners; Former President    277 Park Avenue,
                                                and Chief Operating Officer,         New York, New York 10172
                                                Citigroup Inc.

Frank G. Zarb               Director            Senior Advisor, Hellman &            390 Park Avenue,
                                                Friedman LLC; Former Chairman and    New York, New York 10022
                                                Chief Executive Officer, National
                                                Association of Securities Dealers,
                                                Inc. and The Nasdaq Stock Market,
                                                Inc.

Dr. Jacob A. Frenkel        Executive Officer   Vice Chairman - Global Economic      70 Pine Street,
                                                Strategies                           New York, New York 10270

Frank G. Wisner             Executive Officer   Vice Chairman - External Affairs     70 Pine Street,
                                                                                     New York, New York 10270

Steven J. Bensinger         Executive Officer   Executive Vice President & Chief     70 Pine Street,
                                                Financial Officer                    New York, New York 10270

Anastasia D. Kelly          Executive Officer   Executive Vice President, General    70 Pine Street,
                                                Counsel and Senior Regulatory and    New York, New York 10270
                                                Compliance Officer

Rodney O. Martin, Jr.       Executive Officer   Executive Vice President - Life      70 Pine Street,
                                                Insurance                            New York, New York 10270

Kristian P. Moor            Executive Officer   Executive Vice President - Domestic  175 Water Street,
                                                General Insurance                    New York, New York 10038

Win J. Neuger               Executive Officer   Executive Vice President & Chief     70 Pine Street,
                                                Investment Officer                   New York, New York 10270

Robert M. Sandler           Executive Officer   Executive Vice President - Domestic  70 Pine Street,
                                                Personal Lines                       New York, New York 10270

Nicholas C. Walsh           Executive Officer   Executive Vice President - Foreign   70 Pine Street,
                                                General Insurance                    New York, New York 10270

Jay S. Wintrob              Executive Officer   Executive Vice President -           AIG Retirement Services, Inc.,
                                                Retirement Services                  1999 Avenue of the Stars,
                                                                                     Los Angeles, California 90067

William N. Dooley           Executive Director  Senior Vice President - Financial    70 Pine Street,
                                                Services                             New York, New York 10270

David L. Herzog             Executive Officer   Senior Vice President &              70 Pine Street,
                                                Comptroller                          New York, New York 10270

Andrew J. Kaslow            Executive Officer   Senior Vice President & Chief        70 Pine Street,
                                                Human Resources Officer              New York, New York 10270

Robert E. Lewis             Executive Officer   Senior Vice President & Chief        70 Pine Street,
                                                Risk Officer                         New York, New York 10270

Brian T. Schreiber          Executive Officer   Senior Vice President - Strategic    70 Pine Street,
                                                Planning                             New York, New York 10270

               DIRECTORS AND EXECUTIVE OFFICERS OF AIG COMMERCIAL
                        INSURANCE GROUP, INC. ("AIGCIG")


Charles H. Dangelo          Director            Senior Vice President and Senior     110 William Street,
                                                Reinsurance Officer, AIG             New York, New York 10038

John Q. Doyle               Director            Vice President - Domestic General    175 Water Street,
                                                Insurance, AIG                       New York, New York 10038

Kenneth V. Harkins          Director and        Executive Vice President and         175 Water Street,
                            Executive Officer   General Counsel, AIGCIG; Deputy      New York, New York 10038
                                                General Counsel, AIG

David L. Herzog             Director            Senior Vice President and            70 Pine Street,
                                                Comptroller, AIG                     New York, New York 10270

Kevin H. Kelley             Director            Chief Executive Officer and          100 Summer Street,
                                                Chairman of the Board of Lexington   Boston, Massachusetts 02110
                                                Insurance Company

Robert E. Lewis             Director            Senior Vice President & Chief Risk   70 Pine Street,
                                                Officer, AIG                         New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board and            175 Water Street,
                            Executive Officer   President, AIGCIG; Executive Vice    New York, New York 10038
                                                President - Domestic General
                                                Insurance, AIG

Win J. Neuger               Director            Executive Vice President and Chief   70 Pine Street,
                                                Investment Officer, AIG              New York, New York 10270

Robert S.H. Schimek         Director and        Executive Vice President, Chief      175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AIGCIG; Senior Vice President
                                                and Chief Financial Officer of
                                                the AIG Domestic Brokerage Group
                                                division

Robert J. Beier             Executive Officer   Senior Vice President,               175 Water Street,
                                                AIGCIG; Senior Vice President/COO    New York, New York 10038
                                                of Sales & Marketing and Strategic
                                                Initiatives of the AIG Domestic
                                                Brokerage Group division

Carl E. Chamberlain         Executive Officer   Senior Vice President,               175 Water Street,
                                                AIGCIG; Senior Vice President and    New York, New York 10038
                                                Chief Underwriting Resource
                                                Officer of the AIG Domestic
                                                Brokerage Group division

Frank H. Douglas, Jr.       Executive Officer   Senior Vice President, AIGCIG;       70 Pine Street,
                                                Senior Vice President and Casualty   New York, New York 10270
                                                Actuary, AIG

Worth G. Knight, Jr.        Executive Officer   Executive Vice President, AIGCIG;    175 Water Street,
                                                President - AIG WorldSource          New York, New York 10038
                                                division

Gary E. Muoio               Executive Officer   Chief Operations Officer, AIGCIG;    175 Water Street,
                                                Vice President of the AIG Domestic   New York, New York 10038
                                                Brokerage Group division,
                                                Operations and Systems Executive

Mary Ann Ross               Executive Officer   Executive Vice President, AIGCIG;    175 Water Street,
                                                Senior Vice President of the         New York, New York 10038
                                                AIG Domestic Brokerage Group
                                                division - HR Domestic General
                                                Insurance

Charles R. Schader          Executive Officer   Executive Vice President, AIGCIG;    175 Water Street,
                                                Senior Vice President - Claims,AIG   New York, New York 10038


George M. Williams          Executive Officer   Chief Operations Officer, AIGCIG;    70 Pine Street,
                                                Senior Vice President of the         New York, New York 10270
                                                AIG Domestic Brokerage Group
                                                division - Corporate Operations
                                                Officer

Mark T. Willis              Executive Officer   Executive Vice President,            300 South Riverside Plaza, Suite
                                                AIGCIG; Vice President, AIG          2100, Chicago, Illinois  60606

                     DIRECTORS AND EXECUTIVE OFFICERS OF AIG
                    PROPERTY CASUALTY GROUP, INC. ("AIGPCG")

M. Bernard Aidinoff         Director            Retired Partner, Sullivan &          Sullivan & Cromwell LLP,
                                                Cromwell, LLP                        125 Broad Street,
                                                                                     New York, New York 10004

Richard H. Booth            Director            Chairman of HSB Group, Inc.          One State Street,
                                                                                     Hartford, Connecticut 06102

Charles H. Dangelo          Director and        Executive Vice President, AIGPCG;    110 William Street,
                            Executive           Senior Vice President and Senior     New York, New York 10038
                            Officer             Reinsurance Officer, AIG

John Q. Doyle               Director            Vice President - Domestic General    175 Water Street,
                                                Insurance, AIG                       New York, New York 10038

Kenneth V. Harkins          Director and        Executive Vice President and         175 Water Street,
                            Executive           General Counsel, AIGPCG; Deputy      New York, New York 10038
                            Officer             General Counsel, AIG

David L. Herzog             Director            Senior Vice President and            70 Pine Street,
                                                Comptroller, AIG                     New York, New York 10270

Kevin H. Kelley             Director            Chief Executive Officer and          100 Summer Street,
                                                Chairman of the Board of             Boston, Massachusetts 02110
                                                Lexington Insurance Company

Robert E. Lewis             Director            Senior Vice President & Chief Risk   70 Pine Street,
                                                Officer, AIG                         New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board and            175 Water Street,
                            Executive           President, AIGPCG; Executive Vice    New York, New York 10038
                            Officer             President - Domestic General
                                                Insurance, AIG

Win J. Neuger               Director            Executive Vice President and Chief   70 Pine Street,
                                                Investment Officer, AIG              New York, New York 10270

William V. Nutt, Jr.        Director            President and Chief Executive        230 N. Elm Street, Greensboro,
                                                Officer of United Guaranty           North Carolina 27401
                                                Corporation

Robert S.H. Schimek         Director and        Executive Vice President, Chief      175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AIGPCG; Senior Vice President and
                                                Chief Financial Officer of the AIG
                                                Domestic Brokerage Group division

Nicholas C. Walsh           Director            Executive Vice President - Foreign   70 Pine Street,
                                                General Insurance, AIG               New York, New York 10270

Mary Ann Ross               Executive           Executive Vice President, AIGPCG;    175 Water Street,
                            Officer             Senior Vice President of the AIG     New York, New York 10038
                                                Domestic Brokerage Group division -
                                                HR Domestic General Insurance


Frank H. Douglas, Jr.       Executive           Senior Vice President, AIGPCG;       70 Pine Street,
                            Officer             Senior Vice President and Casualty   New York, New York 10270
                                                Actuary, AIG

Mark T. Willis              Executive           Executive Vice President, AIGPCG;    300 South Riverside Plaza,
                            Officer             Vice President, AIG                  Suite 2100,
                                                                                     Chicago, Illinois 60606

                DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN HOME
                           ASSURANCE COMPANY ("AHAC")

M. Bernard Aidinoff         Director            Retired Partner, Sullivan &          Sullivan & Cromwell LLP,
                                                Cromwell LLP                         125 Broad Street,
                                                                                     New York, New York 10004

Charles H. Dangelo          Director and        Senior Vice President, AHAC;         110 William Street,
                            Executive Officer   Senior Vice President and Senior     New York, New York 10038
                                                Reinsurance Officer, AIG

John Q. Doyle               Director and        President and CEO, AHAC; Vice        175 Water Street,
                            Executive Officer   President - Domestic General         New York, New York 10038
                                                Insurance, AIG

David N. Fields             Director            President of AIG Risk Finance        70 Pine Street,
                                                division                             New York, New York 10270

Kenneth V. Harkins          Director and        Senior Vice President and General    175 Water Street,
                            Executive Officer   Counsel, AHAC; Deputy General        New York, New York 10038
                                                Counsel, AIG

David L. Herzog             Director            Senior Vice President &              70 Pine Street,
                                                Comptroller, AIG                     New York, New York 10270

Worth G. Knight, Jr.        Director            President - AIG WorldSource          175 Water Street,
                                                division                             New York, New York 10038

Robert E. Lewis             Director            Senior Vice President and Chief      70 Pine Street,
                                                Risk Officer, AIG                    New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board, AHAC;         175 Water Street, New York,
                            Executive Officer   Executive Vice President -           New York 10038
                                                Domestic General Insurance, AIG

Win J. Neuger               Director            Executive Vice President and         70 Pine Street,
                                                Chief Investment Officer, AIG        New York, New York 10270

Robert S.H. Schimek         Director and        Senior Vice President, Chief         175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AHAC; Senior Vice President and
                                                Chief Financial Officer of the
                                                AIG Domestic Brokerage Group
                                                division

Nicholas S. Tyler           Director            Vice President - Foreign General     175 Water Street,
                                                Insurance, AIG                       New York, New York 10038

Nicholas C. Walsh           Director and        Senior Vice President, AHAC;         70 Pine Street,
                            Executive Officer   Executive Vice President -           New York, New York 10270
                                                Foreign General Insurance, AIG

Frank H. Douglas, Jr.       Executive Officer   Senior Vice President, AHAC;         70 Pine Street,
                                                Senior Vice President and            New York, New York 10270
                                                Casualty Actuary, AIG

Jose R. Gonzalez            Executive Officer   Senior Vice President,               175 Water Street,
                                                AHAC;                                New York, New York 10038

James C. Roberts            Executive Officer   Senior Vice President,               5 Wood Hollow Road,
                                                AHAC; Senior Vice President of       Parsippany, New Jersey 07054
                                                the AIG Domestic Brokerage
                                                Group division

Charles R. Schader          Executive Officer   Senior Vice President, AHAC;         175 Water Street,
                                                Senior Vice President - Claims,      New York, New York 10038
                                                AIG

Mark T. Willis              Executive Officer   Senior Vice President,               175 Water Street,
                                                AHAC; Vice President, AIG            New York, New York 10038

Timothy J. McAuliffe, Jr.   Executive Officer   Senior Vice President,               175 Water Street,
                                                AHAC; President of the               New York, New York 10038
                                                AIG Excess Casualty division

Robert G. Purdy             Executive Officer   Senior Vice President,               5 Wood Hollow Road,
                                                AHAC; President of the AIG           Parsippany, New Jersey 07054
                                                Specialty Workers Compensation
                                                division

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg        Chairman of the     Chairman of the Board and            399 Park Avenue, 17th Floor,
                            Board and           director, Starr International        New York, New York 10022
                            Director            Company, Inc. and C.V. Starr &
                                                Co., Inc.; Chief Executive
                                                Officer, C.V. Starr & Co., Inc.;
                                                trustee of C.V. Starr & Co., Inc.
                                                Trust; member, director and
                                                Chairman of the Board, The Starr
                                                Foundation.

Joseph C.H. Johnson         President and       President and Director               101 First Street,
                            Director                                                 Hamilton, Bermuda HM 12

Edward E. Matthews          Managing Director   Managing Director and director,      399 Park Avenue, 17th Floor,
                            and Director        Starr International Company,         New York, New York 10022
                                                Inc.; director and President,
                                                C.V. Starr & Co., Inc.; trustee,
                                                C.V. Starr & Co., Inc. Trust;
                                                member and director, The Starr
                                                Foundation.

Houghton Freeman            Director            President, Freeman Foundation        499 Taber Hill Road,
                                                                                     Stowe, VT 05672

Lawrence S. Greenberg       Director            Private Equity Investor              399 Park Avenue, 17th Floor,
                                                                                     New York, New York 10022

Bertil P-H Lundquist        Director            Executive Vice President and         399 Park Avenue, 17th Floor,
                                                General Counsel, C.V. Starr &        New York, New York 10022
                                                Co., Inc.

R. Kendall Nottingham       Director            Retired                              435 Seaspray Avenue,
                                                                                     Palm Beach, Florida 33480

Howard I. Smith             Director            Vice Chairman-Finance and            399 Park Avenue, 17th Floor,
                                                Secretary, C.V. Starr & Co., Inc.    New York, NY 10022

John J. Roberts             Director            Retired; Honorary Director,          Concordia Farms
                                                American International Group, Inc.   P.O. Box 703,
                                                                                     Easton, MD 21601

Ernest Stempel              Director            Retired; Honorary Director,          70 Pine Street,
                                                American International Group, Inc.   New York, NY 10270

Cesar Zalamea               Director            President and Chief Executive        Suite 1405-7,
                                                Officer, Starr International         Two Exchange Square,
                                                Company (Asia), Limited              8 Connaught Place,
                                                                                     Central, Hong Kong

           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg        Chairman of the     (See above)                          (See above)
                            Board, Director
                            and Chief
                            Executive Officer

Howard I. Smith             Vice Chairman-      (See above)                          (See above)
                            Finance and
                            Secretary and
                            Director

Edward E. Matthews          President and       (See above)                          (See above)
                            Director

Houghton Freeman            Director            (See above)                          (See above)

John J. Roberts             Director            (See above)                          (See above)

Bertil P-H Lundquist        Director            (See above)                          (See above)

Lawrence S. Greenberg       Director            (See above)                          (See above)

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                           UNIVERSAL FOUNDATION, INC.

Stuart Osborne              President and       President of Universal Foundation    Mercury House
                            Director                                                 101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Eligia G. Fernando          Director            Retired                              Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Cesar C. Zalamea            Director            (See above)                          (See above)

Aloysius B. Colayco         Director            Managing Director, Argosy Partners   Argosy Partners
                                                                                     8th Floor, Pacific Star Building
                                                                                     Makati City, Philippines

Jennifer Barclay            Secretary           Secretary of Universal Foundation    Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Margaret Barnes             Treasurer           Treasurer of Universal Foundation    Baarerstrasse 101
                                                                                     CH-6300
                                                                                     Zug, Switzerland

             DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND
                  CORINNE P. GREENBERG FAMILY FOUNDATION, INC.

Maurice R. Greenberg        Chairman and        (See above)                          (See above)
                            Director

Corinne P. Greenberg        President and       President and Director, Greenberg    399 Park Avenue, 17th Floor
                            Director            Foundation                           New York, New York 10022

Jeffrey W. Greenberg        Vice President      Vice President and Director,         399 Park Avenue, 17th Floor
                            and Director        Greenberg Foundation                 New York, New York 10022

Evan G. Greenberg           Vice President      President and Chief Executive        399 Park Avenue, 17th Floor
                            and Director        Officer, ACE Limited                 New York, New York 10022

Lawrence S. Greenberg       Vice President      (See above)                          (See above)
                            and Director

Shake Nahapetian            Treasurer           Administrative Assistant,            399 Park Avenue, 17th Floor
                                                C.V. Starr & Co., Inc.               New York, New York 10022

              DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORINNE P. GREENBERG JOINT TENANCY CORPORATION, INC.

Maurice R. Greenberg        Chairman, CEO,      (See above)                          (See above)
                            President,
                            Treasurer,
                            Secretary and
                            Director